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EXHIBIT 10.39

               PETROLEUM EXPLORATION PERMIT 38330

                       DEED OF ASSIGNMENT

THIS DEED OF ASSIGNMENT is made this 27th day of February, 1998

BETWEEN:  MOONDANCE ENERGY PTY LTD of 100 Stirling St., Perth,
WESTERN AUSTRALIA 6000 ("Moondance Pty Ltd")

AND: MOONDANCE ENERGY LIMITED care of Sinclair & Wood Chartered
Accountants, Trust Bank Building, 510 Cameron Road, Tauranga, NEW
ZEALAND ("Moondance Limited")

AND: INDO-PACIFIC ENERGY (NZ) LTD of 284 Karori Rd, Karori,
Wellington, NEW ZEALAND ("Indo")

AND: MOSAIC OIL NL 6-8 Underwood St, Sydney, NEW SOUTH WALES,
2000 ("Mosaic")

AND: CONTINENTAL OIL NL 6-8 Underwood St, Sydney, NEW SOUTH
WALES, 2000 ("Continental")

RECITALS

A. Moondance Pty Ltd, Indo, Continental and Mosaic are the title holders of PEP38330 in the following percentage interests:

     Indo                34.0%
     Moondance Pty Ltd.  33.0%
     Mosaic              20.0%
     Continental         13.0%

B. Moondance Pty Ltd was issued the title in error and has agreed to assign to Moondance Limited all of its 33.0% interest in PEP38330, which company should be the title holder.

NOW THIS DEED WITNESSETH

1.   DEFINITIONS AND INTERPRETATION

In this Deed, including the Recitals, except to the extent that the context otherwise requires:

"Effective Date" means from the date of grant of PEP 38330.

"PEP 338330" means Petroleum Exploration Permit 38330 issued under the Crown Minerals Act 1991 of New Zealand as amended from time to time.



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2.   ASSIGNMENT OF INTEREST

In consideration for the assumption of obligations under Clause 3 of this Deed, Moondance Pty Ltd hereby assigns to Moondance Limited all of its 33.0% interest in PEP 38330, with effect from the Effective Date so that with effect from the Effective Date Moondance Limited, Indo, Continental and Mosaic hold the following undivided interests in PEP 38330:

          Indo                34.0%
          Moondance Limited   33.0%
          Mosaic              20.0%
          Continental         13.0%

3.   ASSUMPTION OF OBLIGATIONS

Moondance Limited to the extent of the 33.0% undivided interest assigned to it under this Deed assumes and covenants with each of Indo, Mosaic and Continental to perform with effect from the Effective Date the liabilities, obligations, responsibilities and duties of Moondance Pty Ltd with respect to the 33.0% interest which is assigned to it under this Deed and agrees to indemnify and hold Indo, Mosaic and Continental harmless against all such liabilities, obligations, responsibilities and duties.

4.   COSTS AND STAMP DUTY

The costs of and incidental to the preparation and execution of this Deed together with all stamp duty and registration fees payable on this Deed shall be borne and paid by Moondance
Limited.

5.   GOVERNING LAW

This Deed shall be governed by and construed in accordance with New Zealand law.

IN WITNESS WHEREOF this Deed of Assignment was executed on the day and year first written above.

THE COMMON SEAL OF MOONDANCE ENERGY PTY LTD
Was hereunto affixed in                 )
The presence of                         )/s/ illegible
                                        )Director
                                        )/s/ illegible
                                        )Secretary

THE COMMON SEAL OF MOSAIC OIL NL
Was hereunto affixed in            )
The presence of                    )/s/ John Carmody
                                        Director


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THE COMMON SEAL OF CONTINENTAL OIL NL
Was hereunto affixed in            )
The presence of                    )/s/ John Carmody
                                   )    Director

SIGNED FOR AND ON BEHALF OF MOONDANCE ENERGY LIMITED
By Colin Crabb, it's duly appointed          )
attorney pursuant to a board resolution dated
10 February 1998, in the presence of:        ) /s/ Colin Crabb,
                                                   Attorney

SIGNED FOR AND ON BEHALF OF INDO-PACIFIC ENERGY (NZ) LTD
By its duly appointed attorney     )
In the presence of                 ) /s/ Jennifer Margaret Lean,
                                         Attorney

                       PERMIT ENDORSEMENT

Permit         Petroleum Exploration Permit (PEP) 38330

Action    In terms of section 41 of the Crown Minerals Act 1991,
and in accordance with a delegation from the Minister of Energy of 20 January 1998, the Manager Crown Minerals consented to a Deed of Assignment whereby Moondance Energy Pty Limited assigned its interest in the permit to Moondance Energy Limited.

Date 8 April 1998

Details   The participating interests in this permit are now as
follows:

Indo-Pacific Energy (NZ) Limited        34.00 percent
Moondance Energy Limited                33.00 percent
Mosaic Oil NL                           20.00 percent
Continental Oil NL                      13.00 percent

Certified true and correct

/s/ Clyde Bennett
For Unit Manager   Permitting
14/4/1998